Exhibit 10.22

MUTUALFIRST FINANCIAL, INC.
2008 STOCK OPTION AND INCENTIVE PLAN

.2	NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

.1           NQSO No. _______________                                                            Grant Date: _______________

This Non-Qualified Stock Option Award is granted by MutualFirst Financial, Inc. (the “Company”) to [Name] (the “Option Holder”) in accordance with the terms of this Non-Qualified Stock Option Award Agreement (“Agreement”) and subject to the provisions of the MutualFirst Financial, Inc. 2008 Stock Option and Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

18.	NQSO Award. The Company grants to the Option Holder a Non-Qualified Stock Option (the “NQSO”) to purchase [Number] Shares at an Exercise Price of $[Number] per Share.

19.	Vesting Dates: The NQSO shall vest as follows[, subject to earlier vesting as provided in Section[s] 6 [and 7] and] subject to forfeiture of the NQSO as provided in Section 6:

NQSO for
Vesting Date	Number of Shares Vesting

[Indicate vesting period]

20.
Exercise:          The Option Holder (or other person to whom the NQSO has been validly transferred) may exercise the NQSO during the Exercise Period by giving written notice to the Committee, care of the Secretary of the Company, in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased.  The exercise date is the date the Exercise Notice is received by the Company.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Muncie, Indiana time, on the date ten years after the Grant Date, subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any portion of the NQSO not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased.  Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier’s check or certified check, payable to the Company, or (b) by delivering Shares of the Company already owned by the Option Holder having a Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid, or (c) a combination of cash and such Shares.  Payment also may be made by delivering a properly executed Exercise Notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

21.
Related Awards: The NQSO [is not related to any other Award under the Plan.] or [is related to a stock appreciation right granted on the Grant Date and designated SAR No. ___.  To the extent any portion of the related stock appreciation right is exercised, the NQSO shall terminate with respect to the same number of Shares.]

22.
Transferability.  The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any portion of the NQSO, except: (i) in the event of the Option Holder’s death, by will or by the laws of descent and distribution or pursuant to the Option Holder’s prior designation of a Beneficiary in accordance with the Plan to receive any portion of the NQSO that may be exercised after the Option Holder’s death; or (ii) pursuant to a Qualified Domestic Relations Order.  In addition, the Committee, in its sole and absolute discretion, may allow the Option Holder to transfer all or any portion of the NQSO which is then unexercised to a Family Member of the Option Holder, as provided in the Plan.

23.
Termination of Service.  If the Option Holder terminates Service for any reason other than on account of the death or Disability of the Option Holder, any portion of the NQSO that has not vested as of the date of that termination shall be forfeited to the Company, and the Exercise Period shall expire [three months] after that termination of Service, except in the case of a Termination for Cause, when it shall expire immediately.  If the Option Holder’s Service terminates on account of the Option Holder’s death or Disability[, the Vesting Date for all portions of the NQSO that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and] the Exercise Period shall expire on the earlier of [one year] after that termination of Service and the date ten years after the Grant Date.

24.
[Effect of Change in Control.  Upon a Change in Control, the Vesting Date for any portion of the NQSO that has not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.]

25.	Option Holder’s Rights. The NQSO awarded hereby does not entitle the Option Holder to any rights of a stockholder of the Company.

26.
Delivery of Shares to Option Holder.  Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Company shall take such action as is necessary to cause the issuance of a stock certificate for such Shares or the issuance of such Shares in uncertificated form to the Option Holder (or other person validly exercising the NQSO), registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law.  The Company’s obligation to deliver Shares purchased upon the exercise of the NQSO may be conditioned upon the receipt of a representation of investment intent from the Option Holder (or other person validly exercising the NQSO) in such form as the Committee requires.  The Company shall not be required to deliver any Shares purchased prior to: (a) the listing of those Shares on the NASDAQ Stock Market or such other stock exchange or automated quotation system on which Shares may then be listed or quoted; or (b) the completion of any registration or qualification of those Shares required under applicable law.

27.
Adjustments in Shares.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution or other similar corporate transaction or event, the Committee shall, in such manner as it may deem equitable in order to prevent dilution or enlargement of rights, adjust the number of Shares or class of securities of the Company covered by the NQSO and/or the Exercise Price of the NQSO.  The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

28.
Tax Withholding.  The Company shall have the right to require the Option Holder to pay to the Company the amount of any tax that the Company is required to withhold with respect to the Shares acquired upon exercise of the NQSO, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

29.
Plan and Committee Decisions are Controlling.  This Agreement, the award of the NQSO to the Option Holder and the issuance of Shares upon the exercise of the NQSO are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by Committee respecting the Plan, this Agreement, the award of the NQSO or the issuance of Shares upon the exercise of the NQSO shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof or any other person to whom the NQSO is transferred as permitted hereby.

30.
Option Holder’s Service.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Option Holder’s service or employment as a director, advisory director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

31.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder’s written consent.  [To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the NQSO or remove any other restrictions imposed on the Option Holder with respect to the NQSO or the Shares that may be purchased thereunder, whenever the Committee may determine that such action is appropriate by reason of any unusual or nonrecurring events affecting the Company, any Affiliate or their financial statements or any changes in applicable laws, regulations or accounting principles.]

32.
Option Holder Acceptance.  The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MUTUALFIRST FINANCIAL, INC.

By
Its

ACCEPTED BY OPTION HOLDER

(Signature)

(Print Name)

(Street Address)

(City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to have the right to exercise the NQSO following the Option Holder’s death:

________________________________________________________________________